UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04215

Dreyfus Premier GNMA Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	04/30
Date of reporting period:	04/30/2018

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus U.S. Mortgage Fund

ANNUAL REPORT April 30, 2018

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus U.S. Mortgage Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus U.S. Mortgage Fund (formerly, Dreyfus GNMA Fund), covering the 12-month period from May 1, 2017 through April 30, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Heightened volatility has returned to the financial markets. After a period of unusually mild price swings in 2017, inflation concerns, geopolitical tensions and potential trade disputes caused volatility to increase substantially over the opening months of 2018. As a result, U.S. stocks and bonds either produced flat returns or lost a degree of value over the first four months of the year.

Yet, for the 12-month reporting period overall, stocks across all capitalization ranges posted double-digit returns on the strength of rising corporate earnings, improving global economic conditions, and the passage of tax reform legislation and other government policy reforms. Bonds fared less well over the same time frame, with corporate-backed securities eking out modestly positive total returns while U.S. government securities produced mild losses.

In our judgment, underlying market fundamentals remain strong, characterized by sustained economic growth, a robust labor market and strong consumer and business confidence. We expect these favorable conditions to persist, but we remain aware of economic and political developments that could negatively affect the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
May 15, 2018

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from May 1, 2017 through April 30, 2018, as provided by Eric Seasholtz and Karen Gemmett, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended April 30, 2018, Dreyfus U.S. Mortgage Fund’s Class A shares produced a total return of -1.25%, Class C shares returned -2.07%, Class I shares returned
-1.11%, Class Y shares returned -0.96%, and Class Z shares returned -1.18%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays GNMA Index (the “Index”), achieved a total return of -0.62% for the same period.2

Mortgage-backed securities produced mildly negative returns, on average, over the reporting period amid rising interest rates and the unwinding of the Federal Reserve Board’s (the “Fed”) balance sheet. The fund underperformed the Index net of fees, as guidelines limit the amount of non-GNMA exposure owned by the fund (minimum of 80% of GNMA assets, which was reduced to 65% in November 2017).

As of 11/1/17, the fund’s investment strategy changed and the fund’s name changed to Dreyfus U.S. Mortgage Fund.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue its goal, the fund normally invests at least 80% of its net assets in U.S. mortgage-related securities. These mortgage-related securities may include certificates issued, and guaranteed as to timely payment of principal and interest, by the Government National Mortgage Association (GNMA or “Ginnie Mae”); securities issued by government-related organizations such as Fannie Mae and Freddie Mac; residential and commercial mortgage-backed securities issued by governmental agencies or private entities; and collateralized mortgage obligations (CMOs). The fund will invest at least 65% of its net assets in Ginnie Maes. The fund can invest in privately issued mortgage-backed securities with a “BBB” or higher credit quality, but currently intends to invest in only those securities with an “A” or higher credit quality.

Rising Interest Rates Dampened Bond Market Returns

U.S. bonds typically lost a degree of value over the reporting period. The Fed continued to move away from its aggressively accommodative monetary policy of the past decade in light of mounting evidence of stronger global economic growth. Interest rates continued to rise when the Fed in October began to unwind its balance sheet through sales of mortgage-backed securities from U.S. government agencies, including Ginnie Mae. In June 2017, December 2017, and March 2018, the Fed implemented additional increases in short-term interest rates, driving the overnight federal funds rate to between 1.50% and 1.75%. Intermediate- and long-term interest rates also climbed over the reporting period, but to a lesser extent than their short-term counterparts, causing yield differences to narrow across the market’s maturity range.

Bond market declines proved particularly severe in early February 2018, when concerns about accelerating inflation and a higher-than-expected number of rate hikes weighed on investor sentiment. As a result, like most other sectors of the U.S. government securities market, mortgage-backed securities posted mildly negative absolute returns for the reporting period overall.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

GNMA Securities Weighed on Fund Results

The total return of the fund over the reporting period was constrained by the performance of agency mortgage pass-through securities, which generally lagged other fixed income sectors due to the rising supply of available securities stemming from the Fed’s ongoing efforts to unwind its balance sheet. The pace of the Fed’s asset sales has accelerated gradually over the reporting period, resulting in increased supply and wider agency mortgage security spreads. Specific to the GNMA market, GNMA securities underperformed the broader agency mortgage-backed security universe given a higher degree of prepayment volatility. The fund’s underweight exposure to nominal GNMA securities contributed modestly to overall returns.

The fund achieved better results through other strategies. We maintained a generally defensive investment posture, including a modestly short average duration, which helped cushion the brunt of market weakness as interest rates climbed. To the extent allowed by the fund’s prospectus, we invested in other areas of the mortgage-backed securities market, most notably hybrid adjustable-rate mortgage-backed securities (hybrid ARMs) and commercial mortgage-backed securities (CMBS) from U.S. government agencies. To a lesser degree, the fund held positions in nominal mortgage-backed securities issued by the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”).

Maintaining a Cautious Investment Posture

As the U.S. and global economies continue to grow and inflationary pressures potentially intensify, we expect the Federal Reserve Board to implement further interest-rate increases and continue its asset sales over the months ahead. We also are aware of potential risks stemming from a ballooning federal budget deficit and potentially protectionist trade policies. On the other hand, the market appears already to reflect expectations of a series of additional short-term interest-rate hikes from the Fed, suggesting that further increases in longer-term interest rates may be mild. Nonetheless, yields of mortgage-backed securities appear poised to rise from current levels, and we expect yield differences to continue to narrow along the market’s maturity range.

In this environment, we have maintained a defensive investment posture, including a relatively short average duration and an emphasis on commercial mortgage-backed securities and hybrid ARMs that tend to be less sensitive to rising intertest rates.

May 15, 2018

1  Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I, Class Y, and Class Z are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. — The Bloomberg Barclays GNMA Index tracks agency mortgage backed pass-through securities guaranteed by Ginnie Mae (GNMA). The Index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon, and vintage. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus U.S. Mortgage Fund Class A shares, Class C shares, Class I shares, Class Y shares and Class Z shares and the Bloomberg Barclays GNMA Index (the “Index”).

†  Source: Lipper Inc.

†† The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 8/31/16 (the inception date for Class I shares).

The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 9/1/15 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I, Class Y and Class Z shares of Dreyfus U.S. Mortgage Fund on 4/30/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index tracks agency mortgage backed pass-through securities guaranteed by Ginnie Mae (GNMA). The Index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon and vintage. These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 4/30/18
	Inception Date	1 Year	5 Years		10 Years
Class A shares
with maximum sales charge (4.5%)	5/3/07	-5.72%	-0.49%		2.28%
without sales charge	5/3/07	-1.25%	0.44%		2.75%
Class C shares
with applicable redemption charge †	5/3/07	-3.04%	-0.37%		1.96%
without redemption	5/3/07	-2.07%	-0.37%		1.96%
Class I shares	8/31/16	-1.11%	0.59%	††	2.91%	††
Class Y shares	9/1/15	-0.96%	0.65%	††	2.94%	††
Class Z shares	5/29/85	-1.18%	0.56%		2.89%
Bloomberg Barclays GNMA Index		-0.62%	1.25%		3.42%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 8/31/16 (the inception date for Class I shares).

The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 9/1/15 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S. Mortgage Fund from November 1, 2017 to April 30, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2018
	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$5.36	$9.32	$4.67	$4.13	$4.72
Ending value (after expenses)	$982.70	$978.50	$983.90	$984.00	$983.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2018
	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$5.46	$9.49	$4.76	$4.21	$4.81
Ending value (after expenses)	$1,019.39	$1,015.37	$1,020.08	$1,020.63	$1,020.03

† Expenses are equal to the fund’s annualized expense ratio of 1.09% for Class A, 1.90% for Class C, .95% for Class I, .84% for Class Y and .96% for Class Z, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2018

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.3%
Asset-Backed Certificates - 4.1%
American Homes 4 Rent, Ser. 2015-SFR2, Cl. A	3.73	10/17/45	3,350,521	[a]	3,375,178
Starwood Waypoint Homes Trust, Ser. 2017-1, Cl. A, 1 Month LIBOR + .95%	2.85	1/17/35	6,974,521	[a,b]	7,006,945
Tricon American Homes, Ser. 2017-SFR1, Cl. A	2.72	9/17/34	4,000,000	[a]	3,854,647
				14,236,770
Asset-Backed Ctfs./Manufactured Housing - .6%
Colony Starwood Homes, Ser. 2016-2A, Cl. A, 1 Month LIBOR + 1.25%	3.15	12/17/33	1,961,251	[a,b]	1,977,990
Commercial Mortgage Pass-Through Ctfs. - 1.8%
Freddie Mac Military Housing Bonds, Military Housing Bonds Resecuritization Trust Certificates, Ser. 2015-R1, Cl. A1	3.50	11/25/55	3,119,728	[a]	3,399,531
Intown Hotel Portfolio Trust, Ser. 2018-STAY, Cl. A	2.60	1/15/33	3,000,000	[a]	3,007,151
				6,406,682
U.S. Government Agencies Mortgage-Backed - 93.8%
Federal Home Loan Mortgage Corp.:
Multifamily Structured Pass Through Certificates, Ser. K152, Cl. A1, 2.83%, 5/25/30			3,624,892	[c]	3,480,994
Multifamily Structured Pass Through Certificates, Ser. KGX1, Cl. AFX, 3.00%, 10/25/27			11,000,000	[c]	10,661,159
Multifamily Structured Pass Through Certificates, Ser. KS03, Cl. A4, 3.16%, 5/25/25			800,000	[c]	789,770
Multifamily Structured Pass Through Certificates, Ser. K069, Cl. A2, 3.19%, 9/25/27			14,000,000	[c]	13,749,225
Federal National Mortgage Association:
4.00%			14,000,000	[c,d]	14,252,657
2.82%, 1/1/48			7,972,441	[c]	7,902,545
Gtd. Pass-Through Ctfs., REMIC, Ser. 2003-49, Cl. JE, 3.00%, 4/25/33			40,791	[c]	40,652
3.01%, 1/1/48			10,397,491	[c]	10,382,827
3.50%, 5/1/45-1/1/47			15,332,088	[c]	15,334,967
4.00%, 11/1/42			4,644,155	[c]	4,772,332
6.00%, 4/1/35			318,531	[c]	354,766

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.3% (continued)
U.S. Government Agencies Mortgage-Backed - 93.8% (continued)
Government National Mortgage Association I:
3.00%, 4/15/46-5/15/46			6,105,304		5,968,965
3.50%, 9/15/41-10/15/44			6,703,304		6,737,900
4.00%, 10/15/39-6/15/46			13,260,650		13,644,769
4.50%, 4/15/39-10/15/41			13,545,561		14,315,451
5.00%, 5/15/33-1/15/40			8,086,973		8,659,640
5.50%, 3/15/33-6/15/35			6,723,740		7,403,935
6.00%, 8/15/26-9/15/38			2,714,822		3,052,826
Government National Mortgage Association II:
1.50%, 9/20/46-11/20/46			15,801,174		15,614,099
2.00%, 5/20/47-9/20/47			30,145,669		29,767,712
3.00%, 11/20/45-8/20/46			17,015,682		16,619,079
3.50%, 9/20/42-8/20/46			67,624,928		67,838,581
4.00%, 10/20/47			11,144,020		11,411,196
4.50%, 12/20/39-3/20/41			2,137,047		2,243,568
5.00%, 9/20/33-4/20/35			1,621,175		1,746,941
5.50%, 1/20/34-9/20/35			3,104,852		3,397,503
6.00%, 12/20/28-2/20/36			2,338,799		2,624,916
Government National Mortgage Association:
Ser. 2007-26, Cl. FL, 1 Month LIBOR + .20%, 2.10%, 5/20/37			6,942,122	[b]	6,902,910
Ser. 2010-111, Cl. FA, 1 Month LIBOR + .35%, 2.25%, 9/20/40			4,445,501	[b]	4,479,422
Ser. 2012-61, Cl. FM, 1 Month LIBOR + .4%, 2.30%, 5/16/42			5,736,591	[b]	5,779,344
Ser. 2011-48, Cl. FP, 1 Month LIBOR + .4%, 2.30%, 4/20/41			4,452,366	[b]	4,481,363
Ser. 2017-57, Cl. IO, 5.00%, 4/20/47			36,119,976		6,290,272
Ser. 2004-109, Cl. ZW, 6.00%, 12/20/34			6,128,231		6,734,780
				327,437,066
Total Bonds and Notes (cost $358,453,866)			350,058,508

STATEMENT OF INVESTMENTS (continued)

Description	Current Yield (%)	Shares	Value ($)
Other Investment - 3.7%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $12,864,143)	1.71	12,864,143	[e] 12,864,143
Total Investments (cost $371,318,009)		104.0%	362,922,651
Liabilities, Less Cash and Receivables		(4.0%)	(13,818,407)
Net Assets		100.0%	349,104,244

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2018, these securities were valued at $22,621,442 or 6.48% of net assets.

b Variable rate security—rate shown is the interest rate in effect at period end.

c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

d Purchased on a forward commitment basis.

e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
U.S. Government Agencies/Mortgage-Backed	93.8
Asset-Backed	4.7
Money Market Investment	3.7
Commercial Mortgage-Backed	1.8
104.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 4/30/17 ($)	Purchases ($)	Sales ($)	Value 4/30/18 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	23,470,574	128,307,722	138,914,153	12,864,143	3.7	106,854

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	358,453,866	350,058,508
Affiliated issuers	12,864,143	12,864,143
Cash		51,393
Dividends and interest receivable		899,070
Prepaid expenses		54,511
		363,927,625
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		269,699
Payable for open mortgage dollar roll transactions—Note 4		14,354,910
Payable for shares of Common Stock redeemed		58,103
Accrued expenses		140,669
		14,823,381
Net Assets ($)		349,104,244
Composition of Net Assets ($):
Paid-in capital		365,689,345
Accumulated undistributed investment income—net		864,700
Accumulated net realized gain (loss) on investments		(9,054,443)
Accumulated net unrealized appreciation (depreciation) on investments		(8,395,358)
Net Assets ($)		349,104,244

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	31,550,267	1,791,027	2,278,355	81,480	313,403,115
Shares Outstanding	2,178,901	123,682	157,530	5,628	21,641,207
Net Asset Value Per Share ($)	14.48	14.48	14.46	14.48	14.48

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended April 30, 2018

Investment Income ($):
Income:
Interest	10,347,759
Dividends from affiliated issuers	106,854
Income from securities lending—Note 1(b)	80
Total Income	10,454,693
Expenses:
Management fee—Note 3(a)	2,271,675
Service plan fees—Note 3(b)	499,808
Shareholder servicing costs—Note 3(c)	388,634
Professional fees	149,559
Registration fees	85,095
Custodian fees—Note 3(c)	63,981
Prospectus and shareholders’ reports	50,848
Directors’ fees and expenses—Note 3(d)	37,395
Distribution fees—Note 3(b)	19,857
Loan commitment fees—Note 2	8,399
Miscellaneous	116,237
Total Expenses	3,691,488
Less—reduction in fees due to earnings credits—Note 3(c)	(16,568)
Net Expenses	3,674,920
Investment Income—Net	6,779,773
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(1,133,973)
Net realized gain (loss) on swap agreements	(121,000)
Net Realized Gain (Loss)	(1,254,973)
Net unrealized appreciation (depreciation) on investments	(9,695,134)
Net unrealized appreciation (depreciation) on swap agreements	58,399
Net Unrealized Appreciation (Depreciation)	(9,636,735)
Net Realized and Unrealized Gain (Loss) on Investments	(10,891,708)
Net (Decrease) in Net Assets Resulting from Operations	(4,111,935)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30,
	2018	2017	[a]
Operations ($):
Investment income—net	6,779,773	7,072,318
Net realized gain (loss) on investments	(1,254,973)	1,966,652
Net unrealized appreciation (depreciation) on investments	(9,636,735)	(9,918,175)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,111,935)	(879,205)
Distributions to Shareholders from ($):
Investment income—net:
Class A	(759,477)	(898,604)
Class C	(36,175)	(51,748)
Class I	(47,578)	(44,554)
Class Y	(1,670)	(24)
Class Z	(7,749,527)	(8,179,144)
Total Distributions	(8,594,427)	(9,174,074)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,997,587	3,735,468
Class C	111,096	449,489
Class I	1,769,587	4,396,433
Class Y	110,234	-
Class Z	3,233,922	4,580,744
Distributions reinvested:
Class A	680,667	758,144
Class C	32,907	40,993
Class I	46,506	44,420
Class Y	971	-
Class Z	6,910,176	7,235,422
Cost of shares redeemed:
Class A	(9,277,085)	(11,524,859)
Class C	(2,068,271)	(1,418,338)
Class I	(3,125,881)	(698,738)
Class Y	(27,842)	-
Class Z	(45,805,108)	(41,519,820)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(45,410,534)	(33,920,642)
Total Increase (Decrease) in Net Assets	(58,116,896)	(43,973,921)
Net Assets ($):
Beginning of Period	407,221,140	451,195,061
End of Period	349,104,244	407,221,140
Undistributed investment income—net	864,700	933,466

	Year Ended April 30,
	2018	2017	[a]
Capital Share Transactions (Shares):
Class Ab,c
Shares sold	134,178	243,840
Shares issued for distributions reinvested	45,833	49,922
Shares redeemed	(624,100)	(758,318)
Net Increase (Decrease) in Shares Outstanding	(444,089)	(464,556)
Class Cc
Shares sold	7,445	29,503
Shares issued for distributions reinvested	2,211	2,701
Shares redeemed	(138,919)	(93,249)
Net Increase (Decrease) in Shares Outstanding	(129,263)	(61,045)
Class I
Shares sold	119,614	287,649
Shares issued for distributions reinvested	3,135	2,955
Shares redeemed	(209,353)	(46,470)
Net Increase (Decrease) in Shares Outstanding	(86,604)	244,134
Class Yb
Shares sold	7,358	-
Shares issued for distributions reinvested	65	-
Shares redeemed	(1,861)	-
Net Increase (Decrease) in Shares Outstanding	5,562	-
Class Zb
Shares sold	218,493	301,101
Shares issued for distributions reinvested	465,350	476,679
Shares redeemed	(3,089,622)	(2,739,307)
Net Increase (Decrease) in Shares Outstanding	(2,405,779)	(1,961,527)

[a] On August 31, 2016, the fund commenced offering Class I shares.

[b] During the period ended April 30, 2018, 7,358 Class A shares representing $110,234 were exchanged for 7,358 Class Y shares and 80 Class A shares representing $1,180 were exchanged for 80 Class Z shares.

[c] During the period ended April 30, 2018, 2,589 Class C shares representing $38,362 were automatically converted to 2,592 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.99	15.34	15.40	15.18	15.63
Investment Operations:
Investment income—net[a]	.25	.24	.22	.19	.22
Net realized and unrealized gain (loss) on investments	(.44)	(.28)	.02	.28	(.35)
Total from Investment Operations	(.19)	(.04)	.24	.47	(.13)
Distributions:
Dividends from investment income—net	(.32)	(.31)	(.30)	(.25)	(.32)
Net asset value, end of period	14.48	14.99	15.34	15.40	15.18
Total Return (%)[b]	(1.25)	(.34)	1.57	3.11	(.83)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.08	1.05	1.03	1.03	1.02
Ratio of net expenses to average net assets	1.07	1.05	1.03	1.03	1.02
Ratio of net investment income to average net assets	1.69	1.56	1.44	1.24	1.44
Portfolio Turnover Rate[c]	101.15	185.96	278.91	349.59	344.69
Net Assets, end of period ($ x 1,000)	31,550	39,308	47,354	50,370	57,498

a Based on average shares outstanding.

b Exclusive of sales charge.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2018, 2017, 2016, 2015 and 2014 were 59.26%, 64.18%, 104.91%, 69.93% and 89.97%, respectively.

See notes to financial statements.

Class C Shares	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.98	15.33	15.40	15.18	15.63
Investment Operations:
Investment income—net[a]	.13	.11	.10	.07	.10
Net realized and unrealized gain (loss) on investments	(.44)	(.28)	.01	.28	(.36)
Total from Investment Operations	(.31)	(.17)	.11	.35	(.26)
Distributions:
Dividends from investment income—net	(.19)	(.18)	(.18)	(.13)	(.19)
Net asset value, end of period	14.48	14.98	15.33	15.40	15.18
Total Return (%)[b]	(2.07)	(1.10)	.72	2.29	(1.64)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.90	1.87	1.83	1.84	1.83
Ratio of net expenses to average net assets	1.89	1.87	1.83	1.84	1.83
Ratio of net investment income to average net assets	.86	.74	.64	.43	.63
Portfolio Turnover Rate[c]	101.15	185.96	278.91	349.59	344.69
Net Assets, end of period ($ x 1,000)	1,791	3,790	4,815	5,390	6,484

a Based on average shares outstanding.

b Exclusive of sales charge.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2018, 2017, 2016, 2015 and 2014 were 59.26%, 64.18%, 104.91%, 69.93% and 89.97%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class I Shares	Year Ended April 30,
	2018	2017[a]
Per Share Data ($):
Net asset value, beginning of period	14.99	15.40
Investment Operations:
Investment income—net[b]	.25	.16
Net realized and unrealized gain (loss) on investments	(.42)	(.33)
Total from Investment Operations	(.17)	(.17)
Distributions:
Dividends from investment income—net	(.36)	(.24)
Net asset value, end of period	14.46	14.99
Total Return (%)	(1.11)	(1.13)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93	.85[d]
Ratio of net expenses to average net assets	.92	.84[d]
Ratio of net investment income to average net assets	1.84	1.56[d]
Portfolio Turnover Rate[e]	101.15	185.96
Net Assets, end of period ($ x 1,000)	2,278	3,659

a From August 31, 2016 (commencement of initial offering) to April 30, 2017.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

e The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended April 30, 2018 and 2017 were 59.26% and 64.18%, respectively.

See notes to financial statements.

Class Y Shares	Year Ended April 30,
	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	14.99	15.34	15.21
Investment Operations:
Investment income—net[b]	.30	.29	.16
Net realized and unrealized gain (loss) on investments	(.45)	(.28)	.18
Total from Investment Operations	(.15)	.01	.34
Distributions:
Dividends from investment income—net	(.36)	(.36)	(.21)
Net asset value, end of period	14.48	14.99	15.34
Total Return (%)	(.96)	(.01)	2.25[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83	.71	.75[d]
Ratio of net expenses to average net assets	.82	.71	.75[d]
Ratio of net investment income to average net assets	1.96	1.90	1.57[d]
Portfolio Turnover Rate[e]	101.15	185.96	278.91
Net Assets, end of period ($ x 1,000)	81	1	1

a From September 1, 2015 (commencement of initial offering) to April 30, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2018, 2017 and 2016 were 59.26%, 64.18% and 104.91%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class Z Shares	Year Ended April 30,
	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.99	15.34	15.41	15.19	15.64
Investment Operations:
Investment income—net[a]	.27	.25	.24	.21	.24
Net realized and unrealized gain (loss) on investments	(.44)	(.28)	.00[b]	.28	(.35)
Total from Investment Operations	(.17)	(.03)	.24	.49	(.11)
Distributions:
Dividends from investment income—net	(.34)	(.32)	(.31)	(.27)	(.34)
Net asset value, end of period	14.48	14.99	15.34	15.41	15.19
Total Return (%)	(1.18)	(.17)	1.62	3.26	(.69)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	.96	.91	.90	.88
Ratio of net expenses to average net assets	.95	.95	.91	.90	.88
Ratio of net investment income to average net assets	1.81	1.66	1.56	1.36	1.58
Portfolio Turnover Rate[c]	101.15	185.96	278.91	349.59	344.69
Net Assets, end of period ($ x 1,000)	313,403	360,462	399,025	432,595	466,370

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2018, 2017, 2016, 2015 and 2014 were 59.26%, 64.18%, 104.91%, 69.93% and 89.97%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus U.S. Mortgage Fund (the “fund”) is the sole series of Dreyfus Premier GNMA Fund, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

The Company’s Board of Directors (the “Board”) approved, effective November 1, 2017, a change in the fund’s name from “Dreyfus GNMA Fund” to “Dreyfus U.S. Mortgage Fund”.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 1.4 billion shares of $.001 par value Common Stock. The fund currently has authorized six classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized), Class T (100 million shares authorized), Class Y (100 million shares authorized) and Class Z (900 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class Z shares generally are not available for new accounts. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the

NOTES TO FINANCIAL STATEMENTS (continued)

FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2018 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (continued)

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	-	16,214,760	-	16,214,760
Commercial Mortgage-Backed	-	6,406,682	-	6,406,682
Registered Investment Company	12,864,143	-	-	12,864,143
U.S. Government Agencies /Mortgage-Backed	-	327,437,066	-	327,437,066

At April 30, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2018, The Bank of New York Mellon earned $14 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On April 30, 2018, the Board declared a cash dividend of $.024, $.017, $.026, $.026 and $.025 per share from undistributed investment income-net for Class A, Class C, Class I, Class Y and Class Z shares, respectively, payable on May 1, 2018 (ex-dividend date), to shareholders of record as of the close of business on April 30, 2018.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended April 30, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $864,700, accumulated capital losses $9,053,272 and unrealized depreciation $8,396,529.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited

NOTES TO FINANCIAL STATEMENTS (continued)

period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to April 30, 2018. The fund has $5,022,699 of short-term capital losses and $4,030,573 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2018 and April 30, 2017 were as follows: ordinary income $8,594,427 and $9,174,074, respectively.

During the period ended April 30, 2018, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses on mortgage-backed securities, amortization of premiums and swap periodic payments, the fund increased accumulated undistributed investment income-net by $1,745,888 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2018, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year, the aggregate expenses of Class Z shares (excluding taxes, brokerage fees, interest on borrowings and extraordinary expenses) exceed 1½% of the value of Class Z shares’ average daily net assets, the fund may deduct these expenses from payments to be made to Dreyfus, or Dreyfus will bear, such excess expense with respect to Class Z shares. There was no reimbursement pursuant to the Agreement for Class Z shares during the period ended April 30, 2018.

During the period ended April 30, 2018, the Distributor retained $46 from commissions earned on sales of the fund’s Class A shares and $487 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2018, Class C shares were charged $19,857 pursuant to the Distribution Plan.

Under the Service Plan adopted pursuant to Rule 12b-1 under the Act, Class Z shares reimburse the Distributor for distributing its shares, for advertising and marketing relating to Class Z shares and servicing shareholder accounts at an amount not to exceed an annual rate of .20% of the value of the average daily net assets of Class Z shares. The Distributor determines the amounts, if any, to be paid to Service Agents (securities dealers, financial institutions or other industry professionals) and the basis on which such payments are made.

The Service Plan also separately provides for Class Z shares to bear the costs of preparing, printing and distributing certain of Class Z prospectuses and statements of additional information and costs associated with implementing and operating the Service Plan, not to exceed the greater of $100,000 or .005% of the value of its average daily net assets for any full fiscal year. During the period ended April 30, 2018, Class Z shares were charged $499,808 pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2018, Class A and Class C shares were charged $88,062 and $6,619, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances

NOTES TO FINANCIAL STATEMENTS (continued)

are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2018, the fund was charged $195,591 for transfer agency services and $16,564 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $16,564.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2018, the fund was charged $63,981 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended April 30, 2018, the fund was charged $5,686 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $4.

During the period ended April 30, 2018, the fund was charged $12,180 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $173,555, Distribution Plan fees $32,866, Shareholder Services Plan fees $6,926, custodian fees $30,000, Chief Compliance Officer fees $4,214 and transfer agency fees $22,138.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and swap agreements,

during the period ended April 30, 2018, amounted to $393,515,919 and $474,612,818, respectively, of which $162,965,113 in purchases and $163,217,431 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended April 30, 2018 is discussed below.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments

NOTES TO FINANCIAL STATEMENTS (continued)

received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk. At April 30, 2018, there were no outstanding interest rate swaps.

The following summarizes the average notional value of swap agreements outstanding during the period ended April 30, 2018:

Average Notional Value ($)
Interest rate swap agreements	1,700,000

At April 30, 2018, the cost of investments for federal income tax purposes was $371,319,180; accordingly, accumulated net unrealized depreciation on investments was $8,396,529, consisting of $2,562,692 gross unrealized appreciation and $10,959,221 gross unrealized depreciation.

NOTE 5—Subsequent Event:

Effective May 1, 2018, Alan H. Howard was elected as a Board Member of the Company.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Dreyfus U.S. Mortgage Fund (formerly, Dreyfus GNMA Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus U.S. Mortgage Fund (the “Fund”) (formerly, Dreyfus GNMA Fund) (the sole fund constituting Dreyfus Premier GNMA Fund, Inc.), including the statements of investments and investments in affiliated issuers, as of April 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole fund constituting Dreyfus Premier GNMA Fund, Inc.) at April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
June 20, 2018

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of ordinary income dividends paid during the fiscal year ended April 30, 2018 as qualifying “interest related dividends.”

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 124

———————

Joni Evans (76)

Board Member (1985)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 21

———————

Joan Gulley (70)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 52

———————

Ehud Houminer (77)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia

University (1992-present)

Trustee, Ben Gurion University

No. of Portfolios for which Board Member Serves: 52

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Alan H. Howard (58)

Board Member (2018)

Principal Occupation During Past 5 Years:

• Managing Partner of Heathcote Advisors LLC, a financial advisory services firm (2008 – present)

• President of Dynatech/MPX Holdings LLC (2012 – present), a global supplier and service provider of military aircraft parts, including Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013 – present)

• Senior Advisor, Rossoff & Co., an independent investment banking firm (2014 – present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, a designer and manufacturer of watches, Director (1997-present)

No. of Portfolios for which Board Member Serves: 21

———————

Robin A. Melvin (54)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 99

———————

Burton N. Wallack (67)

Board Member (1991)

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 21

———————

Benaree Pratt Wiley (71)

Board Member (2016)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 79

———————

INTERESTED BOARD MEMBER

Gordon J. Davis (76)

Board Member (1995)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 54

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number:1-800-DREYFUS.

William Hodding Carter III, Emeritus Board Member
Hans C. Mautner, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 124 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 30 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017; from March 2013 to December 2017 Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 149 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 143 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

For More Information

Dreyfus U.S. Mortgage Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: GPGAX Class C: GPNCX Class I: GPNIX Class Y: GPNYX Class Z: DRGMX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 6100AR0418

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC”).   Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $41,668 in 2017 and $44,833 in 2018.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $11,281 in 2017 and $17,209 in 2018. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,462 in 2017 and $3,233 in 2018. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $2,772 in 2017 and $2,914 in 2018.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2017 and $0 in 2018.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $24,512,560 in 2017 and $28,081,041 in 2018.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier GNMA Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    June 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    June 27, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    June 27, 2018

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)